2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Investor Presentation June 2017 0 34 84 18 86 154 108 134 195 82 89 95 191 191 191 241 229 24 33 75 35 255 175 25 Exhibit 99.1

This presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate,“ "believe," “seek,” “outlook,” “assumption,” “projected,” “guidance”, “focus” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements include, but are not limited to, statements concerning IRT’s 2017 strategic focus and IRT’s 2017 EPS and CFFO guidance, including, without limitation, future projected EPS and CFFO per diluted share allocated to common shareholders; the assumptions underlying such guidance, including, without limitation, information concerning the assumed same store communities, including, without limitation, the number of properties/units, property revenue growth, controllable property operating expense growth, real estate tax and insurance expense increase, property NOI growth, the level of corporate expenses, the assumed level of transaction/investment volume and the level of capital expenditures; the anticipated benefits and the expected financial impact of IRT’s internalization of its management, including, without limitation, any anticipated annual expense savings. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although IRT believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, IRT can give no assurance that IRT’s expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: whether IRT will achieve any of the goals of its 2017 strategic focus, whether the assumptions underlying the guidance and projections in this presentation can be achieved, including, without limitation, whether IRT’s 2017 same store portfolio of communities will perform with respect to the identified metrics within the assumed ranges, whether IRT will keep the identified corporate expenses within the assumed range, whether the transaction/investment volume for acquisitions and dispositions will be in the assumed range, and whether the capital expenditures will be within the assumed range; whether the anticipated benefits and financial performance resulting from internalization will be achieved, including, without limitation, the expected cost savings; national, regional and local economic climates; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. This document and the related presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website wwww.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this link. Disclosure Notices

Internally-managed real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates 7.5% dividend yield (1) Listed on the NYSE MKT in August 2013 – “IRT” Added to MSCI US REIT Index (RMZ) in November 2016 Added to S&P Small Cap Index in May 2017 Approximately 400 employees Acquires and operates apartment properties that: Have stable occupancy Are located in non-gateway markets that have lower exposure to new apartment construction Present opportunities for repositioning or updating through capital expenditures, in appropriate circumstances Present opportunities to apply tailored marketing and management strategies to attract and retain residents and enable rent increases Owns 47 communities in 22 markets with 13,198 units at March 31, 2017 Diversified across the Southeast and Midwest 93.8% average occupancy; $978 average base rent (2) Company Introduction Dividend yield as of May 30, 2017 close on NYSE MKT. Average monthly effective rent per occupied unit as of 3/31/2017.

Corporate History

2013

Aug 2013
- IRT IPOs on NYSE MKT, raising $34mm of proceeds
- Proceeds used to redeem Series A preferred stock and Series B preferred OP units and to fund property acquisitions

2014

Full Year
- IRT raised $67mm, $77mm and $58mm of proceeds in three follow-on offerings throughout 2014
- Proceeds used to fund property acquisitions

2015

May 2015
- Announced definitive merger agreement to acquire Trade Street Residential (NASDAQ:TSRE)

Sep 2015
- Closed the acquisition of Trade Street Residential (4,989 units) for $674mm

2016

May 2016
- Completed dispositions of four properties recognizing $38mm of gains on sales since December 2015

4Q 2016
- IRT raised $246 million of equity to internalize, reduce leverage and repurchase its shares from RAIT
- Completed internalization

2017

Feb 2017
- Completed acquisition of 216 unit apartment property in Tampa, FL

May 2017
- IRT converted secured credit facility to unsecured credit facility, saving 35 to 40 bps of interest annually
- IRT sold a 320 unit property in Austin, TX for $32 million and reduced debt by $28 million
- Completed acquisition of 160 unit apartment property in Lexington, KY
- Three properties held for sale, under contract, expected to close by the end of Q2 2017

	2013	2014	2015	2016	2017
Total Units	2,790	8,819	13,724	12,982	13,198

Total Capitalization

(At period end, $s in millions)


$184
$727
$1,344
$1,385
$1,440
2013
2014
2015
2016
Q1 2017

Core FFO

(Full year, $s in millions)


$6
$15
$30
$43
$53 (1)
2013
2014
2015
2016
Q1 2017

Source: Company filings and press releases.
(1) Midpoint of 2017 CORE FFO Guidance, see slide 25.

Independence Realty Trust

4

Recently Internalized with Bolstered Balance Sheet Focused Investment Strategy with Attractive Total Return Opportunity Strong Expected 2017 Operating Growth Investment Highlights Highly Attractive Industry and Market Fundamentals

2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Focused Investment Strategy with Attractive Total Return Opportunity

Affordable B/B+ Grade Positioning Highly Defensive A B C Homeownership rates declining Higher income tenants move down in a recession Renters move down to Class B as aggressive rent increases outstrip income growth Capture households moving down in a recession Capture seniors who sell homes to fund retirement Capture individuals/families moving up with career progression Lower income tenants move up as income grows Sample IRT Tenant Demographic: Value driven Middle income category Renters by necessity IRT Tenants Require Accommodations That Are: Affordable Well maintained, spacious, comfortable, clean and modern Equipped with state of the art amenities Conveniently located Class B Positioning: Most opportunity to consistently increase rents Less exposure to homeownership Less Likely to be impacted from new construction

Multifamily Supply vs. Demand IRT’s effective rents, on average, are $277 below the average new construction asking rents across our markets. Source: Company filings and CoStar.

Sourcing Disciplined Approach to Acquisitions 2 Assets 3 Acquire properties that have significant prospects for increased occupancy and rental revenue growth Mid-rise/garden style (150–500 units) with good amenities Acquire at less than replacement cost in the $15-50 million price range with a 5-15 year operating track record In appropriate circumstances, present opportunities for repositioning or updating through capital expenditures Present opportunities to apply tailored marketing and management strategies to attract and retain residences and enable rent increases Source acquisitions through existing relationships and established channels Existing property manager relationships Brokerage community Off-market transactions Markets 1 Focus in markets that have strong apartment demand, reduced competition from national apartment buyers and no substantial new construction Non-gateway markets with strong demand for apartment units Limited apartment development Stable resident bases and occupancy rates Population growth Positive net migration trends Strong employment drivers

Economies of Scale in Targeted Markets Runaway Bay Indianapolis, IN Oxmoor Apartment Homes Louisville, KY Bayview Club Indianapolis, IN Meadows Apartment Homes Louisville, KY Stonebridge at the Ranch Little Rock, AK Pointe at Canyon Ridge Sandy Springs, GA Waterstone Big Creek Alpharetta, GA Miller Creek at Germantown Memphis, TN Aston Wake Forest, NC Fountains Southend Charlotte, NC Largest Markets (% of 1Q 2017 NOI) 2017 Acquisitions Owned Properties Anticipated Dispositions

Track Record of Recycling Capital to Achieve Strategic Objectives

- **Successfully harvested value through recent dispositions**
  - Identified opportunities for repositioning or updating through capital expenditures
  - Attracted and retained residents and executed rent increases

	Asset	Location	Acquired	Sold	Rent Change Since Acq.[1]	LTM Nominal Cap Rate	Sales Price ($mm)	Gain on Sales ($mm)
	Centrepoint	Tucson, AZ	4Q 2011	4Q 2015	10.8% ($761 to $843)	5.7%	$33.6	$6.4
	Cumberland Glen	Atlanta, GA	2Q 2011	1Q 2016	26.4% ($622 to $786)	4.9	18.0	2.5
	Belle Creek	Denver, CO	2Q 2011	2Q 2016	52.0% ($775 to $1,178)	5.0	23.0	14.2
	Tresa at Arrowhead	Phoenix, AZ	2Q 2011	2Q 2016	20.8% ($732 to $884)	5.1	47.0	15.1
	Copper Mill	Austin, TX	2Q 2011	2Q 2017	60.3% ($634 to $1,016)	5.9	32.0	15.0[2]
Total / Weighted Average						**5.4%**	**$153.6**	**$53.2**

- **Improved portfolio quality with dispositions**
  - Total portfolio average effective monthly rent per unit increased from $947 in 4Q 2015 to $961 in 2Q 2016
  - Exited Tucson, Phoneix and Denver markets where no economies of scale existed
  - Exiting "C" class assets in 2017; Copper Mill is the first of four Class C assets to be disposed. Remaining three class three assets are under contract as of May 30, 2017

(1) Based on average effective monthly rent per unit.
(2) Approximate. Actual gain will be reported during Q2 2017.

Independence Realty Trust

11

Value Add Case Study #1: Atlanta, GA

Property Overview

Built/Renovated	1986/2007
Total Units	494
Renovation Description:	• Full interior unit renovation of 324 units; other exterior upgrades • Amenity Upgrade
Total Renovation Costs:	$2.2 mm

Return Analysis

	Cost/Unit	Average Monthly Rent Premium	Return on Investment
Interior & Exterior Renovations	$6,730	$158	24%

Unit Upgrade Description

Flooring	Vinyl faux wood plank flooring first floor only
Cabinets	Replacing door fronts and adding hardware.
Counters	Resurface as necessary
Plumbing	Bathroom/Kitchen Faucets
Appliances	Black
Electrical	Updating outlet and switch plates

Common Area/Exterior Upgrades

Exterior Upgrades	Signage, Picnic Tables, Dog Park Benches, Fitness Room TVs, Clubhouse Furniture, Pool Furniture

Kitchen Upgrades


Before


After

Bathroom Upgrades


Before


After

12

Built 1990 Total Units 191 Renovation Description Partial unit upgrade Total Renovation Cost $750,000 Value Add Case Study #2: Memphis, TN Property Overview Unit Upgrade Description Kitchen Upgrades Flooring Vinyl faux wood plank flooring first floor only Cabinets Repaint cabinet boxes and doors. New cabinet hardware Counters Resurface countertops when necessary Plumbing Upgraded bathroom and kitchen faucet fixtures Appliances Replace as needed Electrical Upgraded light fixtures, switch plates and thermostats Doors New entry doors and hardware Return Analysis Before Before After Cost/Unit Average Monthly Rent Premium Return on Investment Interior Renovation $3,940 $110 33%

Location Louisville, KY Built/Renovated 1990 Total Units 138 Renovation Description: Flooring Upgrade Total Renovation Costs: $950,000 Value Add Case Study #3: Minor upgrades that generate significant ROI Property Overview Unit Upgrade Description Flooring Replace carpet with vinyl faux wood plank flooring Cost/Unit Avg Premium Payback ROI Flooring $1,389 $45 31 mos. 39% Return Analysis Location Little Rock, AK Built/Renovated 2005 Total Units 260 Renovation Description: Washer/Dryer Program Total Renovation Costs: $250,000 Property Overview Unit Upgrade Description Washer/Dryer Purchase and install washer dryers in all units Cost/Unit Avg Premium Payback ROI Washer / Dryer $780 $30 26 mos. 46% Return Analysis

2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Highly Attractive Industry and Market Fundamentals

Attractive Apartment Industry Dynamics Support Strong Demand Low Homeownership Limited New Supply Growth in households increases the pool of renters, even more so during periods of declining homeownership The homeownership rate was 63.7% in 4Q 2016 down from 69.2% in 1Q 2004 (the peak) Homeownership affordability remains challenging for many households, especially for first time buyers The national Class B vacancy rate remains close to historic lows Class B vacancy continues to decline, notwithstanding an increase in apartment completions across the broader apartment market The majority of new supply remains concentrated in primary markets Source: Federal Reserve Bank of St. Louis (FRED).

Positive Demographic Factors Population growth in IRT’s markets is above the national average and is growing faster than new supply, creating increased demand for existing apartment units. Migration Outpacing New Supply Projected Net Migration / Projected Completions Population Growing at a Higher Rate in IRT’s Markets Represents the number of people migrating to markets for every one unit delivered Note: 2017 and 2018 figures are projections as reported by REIS as of 1Q 2017 IRT weighted averages are based on owned properties as of 5/30/17 excluding the 3 properties Held for Sale Completions data for the IRT markets of Asheville NC, Jackson MS and Huntsville AL are not tracked by REIS and therefore projected migration and completions for these markets are not included in the data. Gateway markets represent an arithmetic average of New York, Washington, DC, San Francisco and Los Angeles. Population in IRT’s markets is expected to grow 1.25% in 2017 compared to 0.71% in gateway markets and 1.03% across the country (1) (3) (1)(2) (3)

Strong Employment Outlook Job growth in IRT’s markets is above the national average and is growing faster than new supply, creating increased demand for existing apartment units. Job Growth Outpacing New Supply Employment Growing at a Higher Rate in IRT’s Markets Projected Jobs / Projected Completions Represents the number of new jobs for every one unit delivered Employment in IRT’s markets is expected to grow 1.81% in 2017 compared to 1.22% in gateway markets and 1.75% across the country (1) (1)(2) (3) (3) Note: 2017 and 2018 figures are projections as reported by REIS as of 1Q 2017. IRT weighted averages are based on owned properties as of 5/30/17 excluding the 3 properties Held for Sale Completions data for the IRT markets of Asheville NC, Jackson MS and Huntsville AL are not tracked by REIS and therefore projected migration and completions for these markets are not included in the data. Gateway markets represent an arithmetic average of New York, Washington, DC, San Francisco and Los Angeles.

Stable Cash Flow Profile Annual Change in Effective Rent (IRT Markets vs. the National Average, Gateway Markets and Selected REITs) Weighted by number of units excluding units Held for Sale on 5/30/17. Rent growth data for the IRT markets of Asheville NC, Jackson MS and Huntsville AL not available. Data not available for 600 units, representing 5.0% of the 12,052 total units owned by IRT as of 5/30/17 (which excludes units held for sale as of 5/30/17) Gateway markets represent an arithmetic average of New York, Washington, DC, San Francisco and Los Angeles. Same store growth. AvalonBay Communities, Inc. (“AVB”), Equity Residential (“EQR”) and UDR, Inc. (“UDR”). Projections per Wall Street research. Balanced supply and demand fundamentals have resulted in a more stable cash flow profile for IRT through multiple economic cycles. (1) (3) (3) (3) (2)

2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Recently Internalized with Bolstered Balance Sheet

Management Internalization & Stock Offering were Transformative for IRT Internalization (1) Eliminated all asset management fees Eliminated advisory agreement termination fee, equal to 4x the average annual base management and incentive fees earned by the advisor during the eight full calendar quarters preceding the termination date Removed friction from increased asset management fees when raising new equity Established newly independent IRT management team Assists IRT in attracting new institutional investors, diversifying the stockholder base and improving its ability to raise capital Eliminated property management fees Potential for cost savings through capture of economies of scale Retained employees with knowledge of and experience with managing IRT’s properties Stock Offering Delevered the balance sheet, repaying $147.3 million of outstanding borrowings Repurchased 7.3 million shares from RAIT (2) Removed overhang from RAIT (2) Enhanced float and creates opportunity to increase liquidity of IRT stock Acquisition IRT’s external advisor, a subsidiary of RAIT, in addition to the acquisition of certain assets and assumption of certain liabilities relating to the multifamily property management business of RAIT. RAIT refers to RAIT Financial Trust (NYSE: RAS), which was IRT’s largest shareholder prior to the repurchase. Transactions Benefits In Q4 2016, IRT completed a series of transformative transactions to internalize its management team. Cost savings are expected to be $2.5 million annually. Q1 2017 results show progression towards savings goal.

Bolstered Balance Sheet with Reduced Leverage Total Debt to Total Gross Assets Debt Maturity Schedule ($s in millions) Net Debt to Adjusted EBITDA (1) (3) Recently refinanced the secured credit facility maturing in September 2018 with an unsecured credit facility with a fully extended maturity date in 2022 In October 2016, IRT issued 28.75 million common shares in a stock offering and used a portion of the net proceeds to repay $147.3 million of outstanding borrowings under its secured credit facility and secured term loan. Source: Company filings. Non-GAAP. Net debt equals total debt less cash and cash equivalents. Adjusted EBITDA represents 4Q 2016 results, annualized, and assumes $2.5 million of cost savings post internalization. Non-GAAP. Net debt equals total debt less cash and cash equivalents. Adjusted EBITDA represents 1Q 2017 results, annualized; Debt balances used reflects $21 million of debt reductions from May 2017 property sale. (3) Assumes fully extended term of 5.0 years for IRT’s unsecured credit facility borrowings. (2) (1) (2)

2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Strong Expected 2017 Operating Growth

2017 Strategic Focus 1. Recycle Class C Properties and Reinvest into Higher Quality Class B Properties 2. Maximize Property Operating Efficiency 3. Review and Reposition Financing Structure for Flexibility and Liquidity While Continuing to Reduce Cost and Leverage 4. Deliver a Tenant-Focused Living Experience Throughout the Portfolio, Supported by a Strong, Experienced Management Team Source: Company filings and press releases. Blended economic cap rates based on LTM results. As of May 30, 2017 Non-GAAP. Net debt equals total debt less cash and cash equivalents. Adjusted EBITDA represents 1Q 2017 results, annualized; Debt balances used reflects $21 million of debt reductions from May 2017 property sale.. 2017 Transaction Volume Guidance ($s in millions) Assets Held for Sale at March 31, 2017 Blended Economic Cap Rate (1) 5.75-6.25% 6.00-6.50% Total Debt to Total Gross Assets (3) Net Debt to Adjusted EBITDA (3) (2)

Expected Operating Growth into 2017 GAAP net income for 2017 is expected to be between $0.40 and $0.44 per share. GAAP net loss for 2016 was ($0.19) per share. 2017 CORE FFO is expected to grow by 18% to 25% from 2016 as a result of: Same store NOI growth of 3.5% to 4.5% from increased rental rates and improved occupancies General and administrative expense savings, before stock based compensation, ranging from $2.0 million to $2.5 million Capital recycling: dispose $75 million to $100 million of properties with net proceeds used to acquire between $75 million and $100 million of newer, higher class apartments CORE FFO per share is expected to be between $0.72 and $0.76 per share in 2017 Source: Company filings and press releases. Guidance CORE FFO range is $51.1 to $54.0 million. CORE FFO ($s in millions) (1) Earnings Guidance Full Year 2017 Earnings per Share – diluted $0.40 to $0.44 Midpoint $0.42 CORE FFO per Share – diluted $0.72 to $0.76 Midpoint $0.74 Same Store Communities Number of properties/units 42 properties/11,677 units Property revenue growth 3.5% to 4.5% Controllable property operating expense growth 1.5% to 2.5% Real estate tax expense increase 6.5% to 7.5% Property NOI growth 3.5% to 4.5% Corporate Expenses: General and administrative expenses (before stock based compensation) $7.0 to $8.0 million Transaction/Investment Volume: Acquisition volume $75 to $100 million Disposition volume $75 to $100 million Capital Expenditures: Recurring $6.0 to $7.0 million Value Add $5.0 to $6.0 million

Recently Internalized with Bolstered Balance Sheet Focused Investment Strategy with Attractive Total Return Opportunity Strong Expected 2017 Operating Growth Investment Highlights Highly Attractive Industry and Market Fundamentals

2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Appendix

At IPO (August 16, 2013) Pre TSRE Merger (September 30, 2015, excludes TSRE) At March 31, 2017 Total # of Properties 8 31 47 Total # of Units 2,004 9,055 13,198 Average Base Rent ($) (1) $791 $848 $978 Average Occupancy (%) 93.6% 93.3% 93.8% Average Age (years) 26 20 17 LTM NOI Margin (%) (2) 56% 57% 59% Undepreciated Book Value of Real Estate ($mm) (3) $154mm $717mm $1,351mm Portfolio Quality (4) Property Portfolio Source: Company filings and CoStar. Average monthly effective rent per occupied unit. Last Twelve Months (“LTM”). Includes assets held for sale for period ended 3/31/2017. Weighted by LTM NOI at point in time. C – Sold in Q2’17 2%

Definitions

Definitions (a)